SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004 (February 17, 2004)

MARSH SUPERMARKETS, INC

(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Crosspoint Boulevard Indianapolis, Indiana	46256-3350

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 594-2100

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

ITEM 9.    REGULATION FD DISCLOSURE

     On February 17, 2004, Marsh Supermarkets, Inc. issued a press release announcing that it was restating its Form 10-K for the fiscal year ended March 29, 2003, and Forms 10-Q for the quarters ending June 21, 2003, and October 11, 2003, to reflect a change in the manner in which certain vendor allowances and considerations are to be applied under EITF-02-16, the text of which is set forth in Exhibit 99.1.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 17, 2004, Marsh Supermarkets, Inc. issued a press release announcing its third quarter earnings results, the text of which is set forth in Exhibit 99.2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH SUPERMARKETS, INC

Date: February 17, 2004	By:	/s/ Douglas W. Dougherty

	Name: Title:	Douglas W. Dougherty Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit

99.1	Press release dated February 17, 2004
99.2	Press release dated February 17, 2004